SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): May 27, 2004

                             BLUE COAT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     000-28139                91-1715963
----------------------------        ----------------      ----------------------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
       of Incorporation)                 Number)          Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release of Blue Coat Systems, Inc., dated May 27, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      On May 27, 2004, the Company issued a press release announcing its financial results for the quarter and year ended April 30, 2004. A copy of the press release is attached as Exhibit 99.1. On May 27, 2004, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLUE COAT SYSTEMS, INC.

DATE:  May 27, 2004                          By: /s/  Robert Verheecke
                                                 -------------------------------
                                                 Robert Verheecke
                                                 Vice President, Chief Financial
                                                 Officer and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------

     99.1 Press Release of Blue Coat Systems, Inc., dated May 27, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.